FIRST AMENDMENT TO GUARANTY OF PAYMENT OF DEBT

               THIS FIRST AMENDMENT TO GUARANTY OF PAYMENT
OF DEBT is made and entered into as of this 12th day of September, 1995 by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation ("Parent"), NATIONAL CITY BANK, THE
HUNTINGTON NATIONAL BANK, COMERICA BANK, FIRST NATIONAL
BANK OF OHIO, and SOCIETY NATIONAL BANK (collectively the
"Banks" and individually a "Bank"), and SOCIETY NATIONAL
BANK, as Agent for the Banks (the "Agent").

                   W I T N E S S E T H:

               WHEREAS, Forest City Rental Properties
Corporation ("Borrower"), the Banks, and the Agent entered into a certain Credit Agreement dated as of July 25, 1994
(the "Credit Agreement");

               WHEREAS, the Banks required, as a condition to entering into the Credit Agreement, that Parent execute and deliver to the Agent and the Banks a certain Guaranty of Payment of Debt dated July 25, 1994 (the "Guaranty") and
Parent agreed to and did execute and deliver the Guaranty to the Agent and the Banks; and

               WHEREAS, Borrower, Parent, the Banks, and the Agent desire to make certain amendments to the Credit
Agreement and, concurrently therewith, to make certain amendments to the Guaranty;

               NOW, THEREFORE, it is mutually agreed as follows:

               1. AMENDMENTS.

               (a) Section 9.8 of the Guaranty is hereby amended to read as follows:

               9.8.  CASH FLOW.  Borrower and Guarantor
               will not suffer or permit their Cash Flow to fall below (a) Fifty-Two Million Five
               Hundred Thousand Dollars ($52,500,000) for their fiscal year ending January 31, 1996,
               (b) for their fiscal year ending January 31, 1997, the greater of (i) the sum of Fifty-
               Two Million Five Hundred Thousand Dollars
               ($52,500,000) plus fifty percent (50%) of the amount, if any, by which their Cash Flow in their fiscal year ending January 1, 1996 exceeded Fifty-Two Million Five Hundred
               Thousand Dollars ($52,500,000) and (ii)
               Fifty-Five Million Dollars ($55,000,000), and (c) with respect to each of their fiscal years ending after January 31, 1997, the sum of (i) Fifty-Five Million Dollars
               ($55,000,000), plus (ii) the cumulative sum of amounts equal to fifty percent (50%) of the amount, if any, by which their Cash Flow in each fiscal year (commencing with their fiscal year ending January 31, 1998) exceeds their Cash Flow in the immediately preceding fiscal year.

               (b)  Section 9.12(f) of the Guaranty is
               hereby amended to read as follows:

               (f)  any other guaranty by Guarantor,
               provided that Guarantor's aggregate personal liability in respect of all those other guarantees and all indebtedness for borrowed money (other than any loan permitted by clauses (a) through (c), both inclusive, of
               Section 9.10 hereof) does not exceed, and after making the guaranty in question would not exceed, Four Million Five Hundred
               Thousand Dollars ($4,500,000)

               (c) Section 9.14 of the Guaranty is hereby amended to read as follows:

               9.14.  NET WORTH; ADJUSTED NET WORTH.

               (a)   Guarantor will not suffer or permit
               its Net Worth (determined on a consolidated basis) at any time to fall below One Hundred
               Fifty-Five Million Dollars ($155,000,000) increased on a cumulative basis by twenty-five per cent (25%) of Guarantor's Net
               Earnings (before Dividends) in each fiscal year beginning after January 31, 1996.

               (b)  Guarantor will not suffer or permit its
               Net Worth (determined on a consolidated
               basis) plus Guarantor's accumulated
               depreciation, plus deferred taxes, at any time to fall below Four Hundred Seventy-Five
               Million Dollars ($475,000,000).

               2.  DEFINITIONS.  Terms used in this First
Amendment to Guaranty of Payment of Debt that are defined in the Guaranty or the Credit Agreement shall have the respective meanings ascribed to them in the Guaranty or the Credit Agreement, as the case may be.

               3.  REPRESENTATIONS AND WARRANTIES.  Parent
represents and warrants to the Agent and each of the Banks that all of the representations and warranties of the Parent set forth in Section 7 of the Guaranty are true and correct on and as of the date hereof and that no Event of Default or Possible Default exists on such date.

               4.  NO WAIVER.  The acceptance, execution
and/or delivery of this First Amendment to Guaranty of Payment of Debt by the Agent and the Banks shall not constitute a waiver or release of any obligation or liability of the Parent under the Guaranty as in effect prior to the effectiveness of this First Amendment to Guaranty of Payment of Debt or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

               5.  CONDITIONS TO EFFECTIVENESS.  The
amendments to the Guaranty herein provided for shall become effective upon the satisfaction of all of the following conditions:

               (a)  The Borrower shall have paid to the
Agent for the Pro rata benefit of the Banks a fee of $50,000 in respect of the increase in the Commitments provided for in the First Amendment to Credit Agreement executed contemporaneously herewith;

               (b)  The Borrower shall have executed and
delivered to the Agent and the Banks a First Amendment to Credit Agreement (the "First Amendment to Credit
Agreement") in form and substance satisfactory to the Agent, the Banks, and their respective counsel;

               (c)  New Revolving Loan Notes in the
respective principal amounts of the Revolving Loan Maximum for each Bank shall have been duly executed and delivered by the Borrower to each of the Banks;

               (d)  The Agent and the Banks shall have
received such opinions of counsel to the Borrower and the Parent, certified copies of resolutions of the boards of directors of the Borrower and the Parent, and such other documents as shall be required by the Agent, the Banks, or their respective counsel to evidence and confirm the due authorization, execution, and delivery of the First
Amendment to Credit Agreement and the new Revolving Loan
Notes by the Borrower and of this First Amendment to Guaranty of Payment of Debt by the Parent; and

               (e)  No Event of Default or Possible Default
shall exist.

               6.  CONFIRMATION OF GUARANTY.  The Parent
hereby confirms that the Guaranty is in full force and effect on the date hereof, and that, upon the amendments herein provided becoming effective, the Guaranty will continue in full force and effect in accordance with its terms, as hereby amended. Parent expressly acknowledges that the First Amendment to Credit Agreement provides, among other things, for an increase of $10,000,000 in the maximum aggregate principal amount of Revolving Loans available under the terms thereof to Borrower, and agrees that the obligations of the Parent under the Guaranty shall include such additional Debt as may be incurred by Borrower from time to time on account of such increase.

               IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this First Amendment to Guaranty of Payment of Debt to be executed and delivered as of the date first above written.


                       FOREST CITY ENTERPRISES, INC.

                       By:    /s/ Thomas G. Smith

                              Thomas G. Smith

                       Title: Senior V.P. - CFO & Secretary



                       NATIONAL CITY BANK

                       By:    /s/ Anthony J. Dimare

                              Anthony J. Dimare

                       Title: Vice President



                       THE HUNTINGTON NATIONAL BANK

                       By:    /s/ James R. Logan

                              James R. Logan

                       Title: Senior Vice President



                       COMERICA BANK

                       By:    /s/ John D. Price, III

                              John D. Price, III

                       Title: Assistant Vice President



                       FIRST NATIONAL BANK OF OHIO

                       By:    /s/ John F. Neumann

                              John F. Neumann

                       Title: Vice President



                       SOCIETY NATIONAL BANK
                       Individually and as Agent

                       By:    /s/ David F. Cerni

                              David F. Cerni

                       Title: Vice President